UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 18, 2016

 AMERICAN RAILCAR INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

North Dakota	000-51728	43-1481791
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 Clark Street
St. Charles, Missouri	63301
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (636) 940-6000
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On February 18, 2016, American Railcar Industries, Inc. (“ARI” or the “Company”) issued a press release announcing its financial results for the fourth quarter and for the year ended December 31, 2015. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference. In conjunction with the press release, ARI has posted a supplemental information presentation to its website (americanrailcar.com) and a copy of the presentation is attached hereto as Exhibit 99.2 and is incorporated herein in its entirety by reference.
Limitation on Incorporation by Reference. The information furnished in this Item 2.02, including the press release attached hereto as Exhibit 99.1 and the presentation attached hereto as Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Cautionary Note Regarding Forward-Looking Statements. Except for historical information contained in the press release and presentation attached as Exhibits 99.1 and 99.2 hereto, the press release and presentation contain forward-looking statements that involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the cautionary notes in the press release and presentation, respectively, regarding these forward-looking statements.
Item 8.01 Other Events.
In accordance with Section 10-35-16 of the North Dakota Publicly Traded Corporations Act, this Current Report on Form 8-K is being filed with the Securities and Exchange Commission (“SEC”) to announce that the Company has established June 7, 2016 as the date for its 2016 Annual Meeting of Shareholders. A shareholder who wishes to propose a matter for consideration or a vote by shareholders at the Company’s 2016 Annual Meeting of Shareholders must deliver notice to the Company on or before March 15, 2016 and otherwise comply with the procedures set forth in the Company’s Bylaws. Additional information concerning the Company’s 2016 Annual Meeting of Shareholders will be included in the Company’s 2016 Proxy Statement relating to such meeting to be filed with the SEC within 120 days after the close of the Company’s year end and distributed to the Company’s shareholders.
Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

Exhibit 99.1	Press release dated February 18, 2016 of American Railcar Industries, Inc.
Exhibit 99.2	Supplemental Information Presentation for the period ended December 31, 2015
SIGNATURE
Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 18, 2016		American Railcar Industries, Inc.

	By:	/s/ Luke M. Williams
	Name:	Luke M. Williams
	Title:	Interim Senior Vice President, Interim Chief Financial Officer and Interim Treasurer

Exhibit Number	Description

Exhibit 99.1	Press release dated February 18, 2016 of American Railcar Industries, Inc.
Exhibit 99.2	Supplemental Information Presentation for the period ended December 31, 2015